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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)

                                October 6, 2000


                       PROLONG INTERNATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)

          Nevada                     000-22803                   74-2234246
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


           6 Thomas, Irvine, CA                                  92618
    (Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: (949) 587-2700


                                Not applicable
        (Former name or former address, if changed since last report.)
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Item 5. Other Events.

     On October 6, 2000, Mr. R. Jack Aplin amicably resigned his position on the Board of Directors of Prolong International Corporation citing personal reasons and effective immediately. A replacement has not yet been appointed to fill the vacancy created by Mr. Aplin's resignation.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PROLONG INTERNATIONAL CORPORATION


October 17, 2000                  /s/ Nicholas Rosier
                                  ----------------------------------------
                                  Nicholas Rosier, Chief Financial Officer